UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2003 (April 16, 2003)

(Exact name of registrant as specified in its charter)

Delaware	1-3671	13-1673581
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3190 Fairview Park Drive, Falls Church, Virginia	22042-4523
(Address of principal executive offices)	(Zip Code)

(703) 876-3000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

     Exhibit 99.1 – General Dynamics press release dated April 16, 2003 with respect to the company’s financial results for the quarter ended March 30, 2003

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)

     The following information is being furnished under Item 12 of Form 8-K “Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).

     On April 16, 2003, General Dynamics announced its financial results for the quarter ended March 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL DYNAMICS CORPORATION

by	/s/ John W. Schwartz

John W. Schwartz
Vice President and Controller
(Authorized Officer and Chief Accounting Officer)

Dated: April 16, 2003